DIRECTORS  AND  EXECUTIVE  OFFICERS
                         -----------------------------------
                             WHO  SIGNED  EXHIBIT  10.7
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William  F.  Garrett
William  H.  Hardman,  Jr.
Donald  C.  Walker
Jane  H.  Greer


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